THE MALLARD FUND, INC.
                              Rodney Square North
                             1100 N. Market Street
                             Wilmington, DE 19890


                                ANNUAL REPORT
                                March 31, 1998


                                  Directors

                           William S. Dietrich II
                            Jennings R. Lambeth
                              Evans Rose, Jr.

                                 Officers

                          William S. Dietrich II
                  President and Chief Investment Officer

                            Richard F. Berdik
                          Secretary and Treasurer

                              Carl M. Rizzo
                           Assistant Secretary

                            Theresa A. Dolan
                          Assistant Treasurer

                             Legal Counsel

                       Kirkpatrick & Lockhart LLP

                         Independent Auditors

                        Coopers & Lybrand L.L.P.






                          The Mallard Fund, Inc.

                         Insert for Annual Report

On May 27, 1998, the Board of Directors of The Mallard Fund, Inc. ("Fund") held their annual board meeting ("Annual Meeting"). At the meeting, the Board revised the Fund's investment policy to increase the percentage of the Fund's assets that can be invested in, and committed to make future investments in, private investment companies that are organized as hedge funds or private equity or venture capital funds. The revised investment policy is described below.

The Fund may invest in private investment companies that are organized as hedge funds and private investment companies that are organized as private equity or venture capital funds (together, "Underlying Private Funds") and may enter into commitments to make future investments in Underlying Private Funds, provided, however, that at the time of and as a result of each investment or commitment, the Fund does not have either (i) more than 50% of its total assets invested in Underlying Private Funds or (ii) an aggregate of more than 75% of its total assets invested in or committed to investments in Underlying Private Funds.

The Fund could have more than 50% of its total assets invested in Underlying Private Funds as a result of the Fund's capital contribution to an Underlying Private Fund pursuant to a commitment previously made by the Fund or as a result of changed values of the Underlying Private Funds or of other assets of the Fund, but not because of direct investment in an Underlying Private Fund. These percentage limitations are applied at the time a transaction is effected.

At all times the Fund has outstanding commitments to make future investments in Underlying Private Funds, it shall instruct its custodian to earmark on its books liquid securities, such as redeemable shares of mutual funds and shares of exchange traded, closed-end investment companies, cash and cash equivalents, at least equal in value to the aggregate amount of such commitments. If any such securities are sold, and equivalent value of other liquid securities or cash shall immediately be substituted.

All other investment policies of the Fund remain the same. The Fund's investment policies, however, may be changed by the Board of Directors.

Immediately following the Annual Meeting, the Fund held a special meeting of its shareholders. Shareholders of the Fund were asked to vote on three matters: 1) the election of Thomas Marshall as a new director of the Fund; 2) the approval of a new investment consulting contract with Cambridge Associates, Inc. and Cambridge Capital Advisors, Inc., which contract would go into effect July 1, 1998; and 3) the ratification of the selection by the Board of Directors of Coopers & Lybrand L.L.P. as the Fund's independent public accountants for the upcoming fiscal year.

All of Mallard's 8,312,635.948 shares were present and voted at the shareholder meeting. Shareholders voted unanimously to approve Items 1, 2 and 3 described above. There were no abstentions or withheld votes at the shareholder meeting.

The following directors of the Fund continued in office after the shareholder meeting: William S. Dietrich, II, Jennings R. Lambeth and Evans Rose, Jr.

At the Annual Meeting, the Board of Directors adopted the following dividend policy for the Fund, which was made effective as of April 1, 1998. The Fund will pay a dividend annually of at least 10% of the Fund's net asset value based on the most recent net asset value calculated prior to the dividend declaration date and at a higher rate, if necessary, to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or to avoid incurring any tax liability under the excise tax provisions of Section 4982 of the Code.




THE MALLARD FUND, INC.
Schedule of Investments / March 31, 1998
(Showing Percentage of Total Value of Net Assets)
__________________________________________________________________________

                                                    Shares       Value
MUTUAL FUNDS - 73.3%

American Funds - EuroPacfic Growth Fund 2           368,701     $10,898,806
Brandywine Fund, Inc. 2                             270,580       8,596,331
Emerging Markets Growth Fund, Inc. #, 1             367,609      21,251,500
Morgan Stanley Emerging Markets Portfolio 2      1,374,689    19,286,890
Templeton Institutional Emerging Markets Fund 2  1,976,101    21,420,937
Tweedy, Browne American Value Fund 2               217,014     5,000,000
Tweedy, Browne Global Value Fund 2                 825,960    15,676,712

     TOTAL MUTUAL FUNDS (COST $113,572,064)                     102,131,176


LIMITED PARTNERSHIPS - 43.0%

Blackstone Capital Partners III, L.P. #,^                           518,125
Bulldog Capital Partners Limited Partnership #                    2,636,343
Delphi Ventures IV, L.P. #,^                                        481,135
Dorchester Partners, L.P. #                                       2,870,855
Doughty Hanson & Co., III L.P. #,^                                    2,500
Everest Capital Frontier, L.P. #                                 11,054,136
Feirstein Partners, L.P. #                                        6,358,265
Forum Capital Partners #                                          1,453,943
Lone Redwood, L.P. #                                              3,044,065
Maverick Fund USA, Ltd. #                                         6,289,856
Millgate Partners, L.P. #                                         2,071,163
Mt. Everest QP Fund, L.P. #                                       2,180,157
Murray Partners, L.P. #                                           2,309,084
Oppenheimer Emerging Markets, L.P. #                              2,000,000
Oracle Partners, L.P. #                                           4,690,000
Peak Investment, L.P. #                                           2,101,622
Sankaty High Yield Partners, L.P. #,^                               340,000
Sevin Rosen Fund VI, L.P. #,^                                        55,759
Spinnaker Technology Fund, L.P. #                                 3,639,056
Summit Ventures V, L.P. #                                           123,966
Tontine Partners, L.P. #                                          2,395,836
The Varde Fund IV-A, L.P. #                                       3,172,397
Whitney Equity Partners III, L.P. #,^                                80,203

     TOTAL LIMITED PARTNERSHIPS (COST $52,572,988)               59,868,466

THE MALLARD FUND, INC.
Schedule of Investments / March 31, 1998  (continued)
_________________________________________________________________________


FUND OF FUNDS -  1.1 %

Knightsbridge Integrated Holdings III-Limited #,3
    (COST $1,337,070)                                  3,000     1,501,860

TOTAL INVESTMENTS  (COST $167,482,122)*  --  117.4%            163,501,502
OTHER ASSETS AND LIABILITIES, NET  --  (17.4)%                 (24,265,592)

NET ASSETS  -  100.00%                                  $139,235,910




* Cost for federal income tax purposes is $159,229,125. At March 31, 1998, net unrealized appreciation was $4,272,377. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,080,943 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,808,566.

# See Note 7.

^ As of March 31, 1998, the Fund has committed to investing additional capital into these entities. See Note 7 for amounts of future capital commitments.

1 Closed-end investment company.

2 Open-end investment company.

3 The valuation of Knightsbridge Integrated Holdings III-Limited will not be finalized until the end of June 1998. However, the investment company has experienced significant appreciation in its holdings during 1998 and the Fund's management is unaware of any factors that would materially affect the value of the underlying investments in the fund. Therefore, no adjustment in the value is proposed at March 31, 1998.









The accompanying notes are an integral part of the financial statements.

                             The Mallard Fund, Inc.

                      Statement of Assets and Liabilities
                                as of 03/31/98


Assets:

 Investments, at value (Cost $167,482,122)(Note 2)           $ 163,501,502
 Cash                                                            5,889,777
 Receivable for investments sold                                 5,766,418

 Total Assets                                                  175,157,697


Liabilities:

 Payable for investments purchased                              11,500,000
 Bank loan                                                      24,170,447
 Accrued advisory fees                                             117,899
 Other accrued expenses                                            133,441

 Total Liabilities                                              35,921,787

 Commitments (Note 7)

 Net Assets                                                  $ 139,235,910


Net assets consist of:

 Common stock, $0.001 par value
   Authorized 100,000,000 shares; 8,312,636 shares
   issued and outstanding                                    $       8,313
 Paid-in capital                                               143,596,521
 Distributions in excess of net investment income                 (388,304)
 Net unrealized depreciation on investments                     (3,980,620)

 Net Assets Applicable to Shares Outstanding                 $ 139,235,910



Net Asset Value Per Share
 ($139,235,910 / 8,312,636 shares of common stock outstanding)       $16.75




The accompanying notes are an integral part of the financial statements.

                        The Mallard Fund, Inc.

                       Statement of Operations
           For the Period May 30, 1997^  through March 31, 1998



INVESTMENT INCOME


Income
 Interest income                                             $      16,266
 Dividend income                                                 8,617,486


    Total Income                                                 8,633,752



Expenses:

 Investment advisory fee (Note 5)                                  228,665
 Administration fee (Note 5)                                        75,170
 Custodian fees (Note 5)                                            12,500
 Legal fees                                                        145,688
 Audit fees                                                         25,001
 Directors fees and expenses                                        15,000
 Insurance                                                           2,507
 Organizational expenses (Note 3)                                  171,221
 Interest on bank loan                                             821,903
 Miscellaneous expense                                               4,533


    Total Expenses                                               1,502,188

NET INVESTMENT INCOME                                            7,131,564

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

 Net realized loss on investments during the period             (1,741,707)
 Net unrealized depreciation of investments during the period   (3,980,620)

   Net realized and unrealized loss on investments              (5,722,327)


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $   1,409,237


^  Commencement of Operations



The accompanying notes are an integral part of the financial statements.

                         The Mallard Fund, Inc.

                  Statement of Changes in Net Assets
          For the Period May 30, 1997^ through March 31, 1998



INCREASE (DECREASE) IN NET ASSETS:

Operations:
 Net investment income                                         $ 7,131,564
 Net realized loss on investments                               (1,741,707)
 Net increase in unrealized depreciation of investments         (3,980,620)

 Net increase in net assets resulting from operations          1,409,237


Distributions to Shareholders: (Note 2)
 Net investment income                                        (7,131,564)
 In excess of net investment income                             (388,304)
 In excess of capital gains                                   (3,933,164)
   Return of capital                                         (14,994,870)

 Total distributions to shareholders                         (26,447,902)


Capital Share Transactions:
 Issuance of 6,927,197 shares of common stock                138,543,932
 Offering cost charged to capital                               (190,927)
 Issuance of 1,385,439 shares of common stock in the
   reinvestment of dividends                                  25,921,570


 Net increase in net assets from Fund share transactions     164,274,575


Increase in net assets                                       139,235,910

NET ASSETS:

 Beginning of period                                                   0

End of period                                              $ 139,235,910


^  Commencement of Operations






The accompanying notes are an integral part of the financial statements.

                       The Mallard Fund, Inc.

                      Statement of Cash Flows
          For the Period May 30, 1997^ through March 31, 1998



INCREASE IN CASH FROM:

Operating Activities

Net increase in net assets resulting from operations.........   $1,409,237

Adjustments:
  Increase in accrued advisory expenses...................         117,899
  Increase in accrued other expenses.......................        133,441

Net realized and unrealized loss on investments..........        5,722,327

Net increase in cash from operating activities...........        7,382,904

Investing Activities
  Purchases of portfolio investments ...................       (64,770,946)
  Proceeds from disposition of portfolio investments...         38,924,632

Net decrease in cash from investing activities.......          (25,846,314)

Financing Activities
  Issuance of common stock in exchange for contributed capital.    900,000
  Dividends paid..........................................        (526,333)
  Offering costs paid...................................          (190,927)
  Bank loan................................................     24,170,447

Net increase in cash from financing activities...............   24,353,187


Net increase in cash....................................         5,889,777
Cash at beginning of year...........................                     0


Cash at end of year........................................   $  5,889,777


Supplemental cash flow information:
  Cash paid for interest                                     $     691,716

Supplemental statement of non-cash financing activities:
  Issuance of common stock in exchange for investments
    in securities                                             $137,643,932


  Issuance of common stock in the reinvestment of dividends $25,921,570

     ^  Commencement of Operations
The accompanying notes are an integral part of the financial statements.

                           The Mallard Fund, Inc.
                            Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. Per share information has been determined based on weighted average shares outstanding.
                                                        For the Period
                                                     May 30, 1997^ through
                                                        March 31, 1998

Net Asset Value - Beginning of Period                          $ 19.97**

Investment Operations:

  Net investment income......................                     0.97
  Net realized and unrealized loss on investments.....           (0.59)

  Total from investment operations .........................      0.38


Distributions:

  From net investment income ................                    (0.97)
  In excess of net investment income .................           (0.05)
  In excess of capital gain.........................              (0.54)
  Return of capital...........................                   (2.04)

  Total distributions.............................               (3.60)


Net Asset Value - End of Period..................              $ 16.75


Total Return (a)............................                      0.85%

Ratios (to average net assets)/Supplemental
      Expenses ....................................               1.06%
      Net investment income ..............................        5.05%
      Portfolio turnover rate......................              28.87%
      Net assets at end of period (000 omitted).. .....      $139,236

Number of shares outstanding at end of period.......        8,312,636
Amount of bank loans outstanding at end
   of the period (000 omitted)...........                     $24,170
Average amount of bank loans outstanding
   during the period (000 omitted)........................    $17,713
Amount of maximum month-end bank loans
   during the period (000 omitted).................           $24,170
Average amount of bank loans per share
   during the period.....................                       $2.13
Weighted average interest rate of bank loans
   during the period.................                            6.04%

*    Annualized
** Initial public offering price of $20.00 per share less offering expenses of $0.03 per share
^   Commencement of Operations
(a) Based on per share net asset value. Per share market price is not readily determinable since fund shares are not currently sold to the public. Total return assumes reinvestment of dividends at the most recent quarterly net asset value. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.

The accompanying notes are an integral part of the financial statements.





                      The Mallard Fund, Inc.

Notes to Financial Statements


1. Organization: The Mallard Fund, Inc. (the "Fund") was organized on October 15, 1996 as a Maryland corporation. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund commenced operations, on May 30,1997, with the sale of 6,927,197 shares of common stock (the "initial shares") through a private placement to the William S. Dietrich II Charitable Remainder Annuity Trust and the William
S. Dietrich II Charitable Remainder Unit Trust on May 30, 1997. For federal income tax purposes, the Fund qualifies as a non-publicly held regulated investment company. Accordingly, certain investment expenses will not be deductible by the Fund, but will instead be allocated to the shareholders for purposes of determining the shareholder's taxable income.

Since the private placement was treated as a tax free exchange, securities received by the Fund maintained the cost basis and holding period as reflected by the trusts prior to the private placement.

Since the Fund's stock will not be readily marketable and may be considered illiquid, the Board of Directors will consider, on an annual basis, the possibility of making tender offers to repurchase all of the stock of the Fund from stockholders at the net asset value per share. There can be no assurance, however, that the Board of Directors will decide to make any tender offers. If the Board of Directors does not make a tender offer to repurchase all of the stock of the Fund by December 31, 2000, the Fund will be liquidated as soon as practical thereafter unless the Fund obtains unanimous approval from all stockholders not to liquidate the Fund. Refer to the Prospectus for full disclosure.

2.  Significant Accounting Policies

A.  Portfolio Valuation:   Investments are stated at value in the
accompanying financial statements.  Shares of open-end funds are valued at their respective net asset values under the 1940 Act.  An open-end fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Shares of closed-end funds that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Shares of closed-end funds traded in the OTC market and listed on NASDAQ
are valued at the last trade price on NASDAQ at   4:00 p.m., New York
Time; other shares traded in the OTC market are valued at the last bid price available prior to valuation. Other Fund assets are valued at current market value or, where unavailable, at fair value as determined in good faith by or under the direction of the Board of Directors.

The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At March 31, 1998, the Fund held 59.3% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $77,855,019 and fair value of $82,621,826. The net asset value of the Fund is calculated quarterly and at any other times determined by the Board of Directors.

In determining fair value, management considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investment existed, and the differences could be material.

B. Determination of Gains or Losses on Sale of Securities: Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis, net of wash sales. The year end cost basis for federal income tax purposes is $159,229,125.




                    The Mallard Fund, Inc.

Notes to Financial Statements - continued

C. Federal Income Taxes: The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other: Security transactions are accounted for on the trade date. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.  Distributions to Shareholders:   For the fiscal year ending March 31,
1998, the policy of the Fund was to pay a dividend annually at a rate necessary to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to avoid incurring any tax liability under the excise tax provisions of Section
4982 of the Code. Beginning April 1, 1998, the Board of Directors adopted the following dividend policy. The Fund will pay a dividend annually of at least 10% of the Fund's net asset value based on the most recent net asset value calculated prior to the dividend declaration date and at a higher rate, if necessary, to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or to avoid incurring any tax liability under the excise tax provisions of
Section 4982 of the Code.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S.
generally accepted accounting principles/tax differences in the character of income and expense recognition.

At March 31, 1998, the Fund reclassified $14,994,870 from accumulated net investment loss to paid in capital. In addition, the Fund reclassified $5,674,871 from accumulated net realized loss to paid in capital.

F. Use of Estimates in the Preparation of Financial Statements: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Organizational Costs and Offering Costs: Organizational costs in the amount of $171,221 have been expensed during the current year based on the early adoption of the AICPA's Statement of Position 98-5, Reporting on the Costs of Start-Up Activities. Offering costs amounting to $190,927 were charged to paid-in- capital upon the commencement of the Fund's offering period.

4.  Portfolio Transactions:   The following is a summary of the security
transactions for the period ended March 31, 1998:

                                                           Proceeds
                                             Cost of      from Sales
                                            Purchases    or Maturities

    Long Term Securities                  $ 76,270,948   $ 44,691,050


5. Investment Advisory Services and Payments to Affiliated Persons: The Fund receives investment consulting services from Cambridge Associates, Inc. ("Cambridge") pursuant to an investment consulting agreement dated July 1, 1997 (the "Agreement"). Cambridge provides the Fund, on a non-discretionary basis, investment consulting services regarding the Fund's purchase, sale and holding of investment securities. Under the terms of the Agreement, Cambridge receives the following: 55 basis points on assets invested in Underlying Private Funds (other than general partnerships or other types of



                     The Mallard Fund, Inc.

Notes to Financial Statements - continued


entities formed to invest in a diversified pool of marketable or non-marketable alternative asset investment managers ("Fund of Funds")); 30 basis points on assets invested in Fund of Funds; and 10 basis points on assets invested in Underlying Funds, cash, securities and other assets, all assets as of the most recently ended calendar quarter. These fees also will be applied on any firm commitment made by the Fund to make investments in Underlying Private Funds and Fund of Funds. As a result of this fee structure, Cambridge will receive higher fees to the extent that the Fund invests in, and makes future commitments to invest in, Underlying Private Funds.

Rodney Square Management Corporation ("RSMC") serves as administrator for the Fund pursuant to a Fund Administration and Accounting Services Agreement dated August 27, 1997 with the Fund. ("Administration Agreement"). As administrator, RSMC provides office facilities, supplies and administrative services and also assists in the preparation of reports to shareholders, proxy statements and filings with the SEC and state securities authorities. RSMC also performs certain accounting services (including determining the Fund's net asset value per share), financial reporting, and compliance monitoring activities. For the services provided as Administrator, RSMC receives an annual fee equal to $80,000 from the Fund plus an amount equal to 0.02% of the average daily net assets of the Fund in excess of $100 million. On May 27, 1998, the Board of Directors of the Fund ratified RSMC's appointment of its parent, Wilmington Trust Company, as RSMC's agent to perform certain portfolio accounting functions previously performed by RSMC pursuant to the Administration Agreement.

Rodney Square Distributors, Inc. ("RSD") serves as the underwriter of the Fund.

Mellon Bank, N.A. ("Mellon") serves as custodian of the Fund's assets. The Fund pays Mellon an annual maintenance fee of $250.00 per month.
Beginning April 1, 1998, the Fund will pay Mellon an annual fee equal to 0.01% of the average daily net assets of the Fund for all assets held in domestic custody. In addition, the Fund reimburses Mellon for its out-of-pocket expenses.

None of the directors affiliated with the Fund receives compensation for his services as a Director of the Fund. Similarly, none of the Fund's officers receives compensation from the Fund.

6. Transactions with Affiliates: The William S. Dietrich II Charitable Remainder Annuity Trust and the William S. Dietrich II Charitable Remainder Unit Trust, affiliates of William S. Dietrich II, the Fund's President and Chief Investment Officer, hold 6,629,327 (79.75%) and 1,683,309 (20.25%), respectively, of the 8,312,636 shares of common stock of the Fund.


7. Credit Agreement: The Fund is authorized to borrow money to make investments in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed) at the time of such borrowings. The Fund has obtained an uncommitted line of credit for up to $50 million from Boston Safe Deposit & Trust Company. Interest is paid on such borrowings generally at a rate equal to the interest rate announced by the Federal Reserve Bank of New York as the average rate on overnight Federal funds transactions plus 1/2 of 1%. As of March 31, 1998, the Fund had outstanding borrowings of $24,170,447 from the line of credit at an annualized average interest rate of 6.04%.





                    The Mallard Fund, Inc.

Notes to Financial Statements - continued

8. Restricted Securities: Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair value as of March 31, 1998, per share value of the securities, percentage of net assets which the securities comprise and future capital commitments.


                                   Number of    Acquisition     Fair Value
Security                             Shares        Dates       at 03/31/98

Emerging Markets Growth
    Fund, Inc.                     367,609       05/30/97       $21,251,500
Blackstone Capital
    Partners III, L.P.               --          11/03/97           518,125
Bulldog Capital Partners L.P.        --          05/30/97         2,636,343
Delphi Ventures IV, L.P.             --          01/28/98           481,135
Dorchester Partners, L.P.            --          05/30/97         2,870,855
Doughty Hanson                       --          10/31/97             2,500
Everest Capital Frontier, L.P.       --          05/30/97        11,054,136
Feirstein Partners, L.P.             --          05/30/97         6,358,265
Forum Capital Partners               --          05/30/97         1,453,943
Lone Redwood, L.P.                   --          12/29/97         3,044,065
Maverick Fund USA, Ltd.              --          05/30/97         6,289,856
Millgate Partners, L.P.              --          02/01/98         2,071,163
Mt. Everest QP, L.P.                 --          10/02/97         2,180,157
Murray Partners, L.P.                --          05/30/97         2,309,084
Oppenheimer Emerging
    Market, L.P.                   --          03/31/98          2,000,000
Oracle Partners, L.P.              --          05/30/97          4,690,000
Peak Investment, L.P.              --          09/30/97          2,101,622
Sankaty High Yield
    Partners, L.P.                 --          01/12/98            340,000
Sevin Rosen Fund VI, L.P.          --          03/20/98            55,759
Spinnaker Technology
    Fund, L.P.                     --          07/01/97          3,639,056
Summit Ventures V, L.P.            --          03/09/98            123,966
The Varde Fund IV-A, L.P.          --          05/30/97          3,172,397
Tontine Partners, L.P.             --          10/01/97          2,395,836
Whitney Equity
    Partners III, L.P.             --          03/12/98             80,203
Knightsbridge Integrated
     Holdings III-Limited        3,000         05/30/97          1,501,860


  Totals                                                       $82,621,826


The Fund may incur certain costs in connection with the disposition of the above securities.


                                                                  Future
                                   Cost of       Percentage of    Capital
Security                          Investment       Net Assets   Commitments

Emerging Markets Growth
    Fund, Inc.                    $23,944,960       15.26%           --
Blackstone Capital
    Partners III, L.P.                555,124        0.37%      $4,481,875
Bulldog Capital Partners L.P.       1,959,124        1.89%           --
Delphi Ventures IV, L.P.              500,000        0.35%       4,500,000
Dorchester Partners, L.P.           2,609,678        2.06%           --
Doughty Hanson                         25,785        0.00%       2,497,500
Everest Capital Frontier, L.P.     10,200,180        7.94%           --
Feirstein Partners, L.P.            4,880,315        4.57%           --
Forum Capital Partners              1,069,985        1.04%           --
Lone Redwood, L.P.                  3,000,000        2.19%           --
Maverick Fund USA, Ltd.             5,077,543        4.52%           --
Millgate Partners, L.P.             2,000,000        1.49%           --
Mt. Everest QP, L.P.                2,000,000        1.57%           --
Murray Partners, L.P.               2,139,197        1.66%           --
Oppenheimer Emerging
    Market, L.P.                    2,000,000        1.44%           --
Oracle Partners, L.P.               3,940,600        3.37%           --
Peak Investment, L.P.               2,000,000        1.51%           --
Sankaty High Yield
    Partners, L.P.                    340,000        0.24%         660,000
Sevin Rosen Fund VI, L.P.              56,250        0.04%         693,750
Spinnaker Technology
    Fund, L.P.                      5,000,000        2.61%           --
Summit Ventures V, L.P.               125,000        0.09%       2,375,000
The Varde Fund IV-A, L.P.           3,001,508        2.28%           --
Tontine Partners, L.P.              2,000,000        1.72%           --
Whitney Equity
    Partners III, L.P.                 92,700        0.06%       2,407,300
Knightsbridge Integrated
     Holdings III-Limited           1,337,070        1.08%       1,500,000

  Totals                          $79,855,019       59.35%     $19,115,425


The Fund may incur certain costs in connection with the disposition of the above securities.






                REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of The Mallard Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of The Mallard Fund, Inc. (the "Fund"), including the schedule of investments, as of March 31, 1998, and the related statement of operations, cash flows, changes in net assets, and financial highlights for the period from May
30, 1997 (Commencement of Operations) through March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian, brokers and the general partners of the underlying investment partnerships. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of The Mallard Fund, Inc. as of March 31, 1998, the results of its operations, cash flows, changes in its net assets, and financial highlights for the period from May 30, 1997 (Commencement of Operations) through March 31, 1998, in conformity with generally accepted accounting principles.



Coopers & Lybrand L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
June 5, 1998